Waddell & Reed Advisors Funds

Supplement dated August 18, 2011 to the

Waddell & Reed Advisors Equity Funds Prospectus

dated October 29, 2010

and as supplemented June 9, 2011 and November 22, 2010

The following replaces the first paragraph of the “Principal Investment Strategies” section for Waddell & Reed Advisors New Concepts Fund on page 14 of the Waddell & Reed Advisors Equity Funds prospectus:

Waddell & Reed Advisors New Concepts Fund seeks to achieve its objective by investing primarily in common stocks of mid-cap companies that Waddell & Reed Investment Management Company (WRIMCO), the Fund’s investment manager, believes offer above-average growth potential. Mid-cap companies typically are companies with market capitalizations within the range of companies in the Russell Mid Cap Growth Index. As of June 30, 2011, this range of market capitalizations was from approximately $328.8 million to $17.9 billion.

The following replaces the third sentence in the first paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Waddell & Reed Advisors New Concepts Fund on page 54 of the Waddell & Reed Advisors Equity Funds prospectus:

Mid-cap companies typically are companies with market capitalizations within the range of companies in the Russell Mid Cap Growth Index. As of June 30, 2011, this range of market capitalizations was from approximately $328.8 million to $17.9 billion.

Supplement	Prospectus	1